UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2021

GORES METROPOULOS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39907	85-2097088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 531-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one warrant	GMIIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GMII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GMIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 6, 2021, Sonder Holdings Inc. (“Sonder”) updated information regarding the proposed business combination contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among Gores Metropoulos II, Inc. (Nasdaq: GMII, GMIIU and GIHIW) (the “Company”), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, Sonder and certain other signatories thereto, in an investor presentation (the “Presentation”). The updated information in the Presentation includes certain audited historical financial information from Sonder’s fiscal year end 2019 and 2020 financial statements and certain updated metrics as of March 31, 2021. A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information about the Transactions and Where to Find It

Additional information about the proposed business combination, including a copy of the Merger Agreement, are provided in a Current Report on Form 8-K which was filed by the Company with the SEC and is available at www.sec.gov. In connection with the proposed business combination, the Company filed a registration statement on Form S-4 (the “Registration Statement”) that includes a preliminary proxy statement, prospectus and consent solicitation statement with respect to the Company’s securities to be issued in connection with the proposed business combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus/consent solicitation statement contained therein, when it is declared effective by the SEC, will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company may also file other documents regarding the proposed business combination with the SEC. Company stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/prospectus/consent solicitation statement, as well as any amendments or supplements thereto, because they will contain important information about the proposed business combination.

When available, the definitive proxy statement/prospectus/consent solicitation statement will be mailed to Company stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at the Special Meeting. Investors and securityholders will also be able to obtain copies of the definitive proxy statement/prospectus/consent solicitation statement and all other relevant documents filed or that will be filed with the SEC without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou, or by contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

The Company, Sonder and their respective directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed business combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination by reading the Company’s registration statement on Form S-1 (File No. 333-251663), which was declared effective by the SEC on January 19, 2021, and the proxy statement/prospectus/consent solicitation statement regarding the proposed business combination. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about Sonder’s forecasted revenue growth, Sonder’s growth in total unit portfolio, information concerning the Company’s or Sonder’s possible or assumed future financial or operating results and metrics, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, future operations, products and services, planned openings, expected unit contractings and the effects of regulation, including whether the proposed business combination will generate returns for stockholders. These forward-looking statements are based on the Company’s or Sonder’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Sonder’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed business combination contemplated thereby; (b) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the proposed business combination; (d) the inability to complete the PIPE; (e) the risk that the proposed business combination disrupts current plans and operations of Sonder or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed business combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s statement on accounting and reporting considerations for warrants in special purpose acquisition companies); (i) the possibility that Sonder may be adversely affected by other economic, business and/or competitive factors; (j) risks related to the impact of the COVID-19 pandemic; and (k) other risks and uncertainties described in the final proxy statement/prospectus/consent solicitation statement, including those under the heading “Risk Factors” therein, and other documents filed by the Company from time to time with the SEC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither the Company nor Sonder undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Company’s reports filed and to be filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This Current Report relates to a proposed business combination between the Company and Sonder. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Investor Presentation of the Company, dated July 6, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Metropoulos II, Inc.

Date: July 6, 2021	By:	/s/ Andrew McBride

Name: Andrew McBride
Title: Chief Financial Officer and Secretary